Third Quarter 2010 Earnings Conference Call 18 August 2010 Exhibit 99.3 (Furnished herewith) 24

| 3rd Quarter 2010 Earnings Conference Call 2 Safe Harbor Statement & Disclosures The earnings call and accompanying material include forward-looking comments and information concerning the company’s projections, plans and objectives for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Words such as “forecast,” “projection,” “outlook,” “prospects,” “expected,” “estimated,” “will,” “plan,” “anticipate,” “intend,” “believe,” or other similar words or phrases often identify forward-looking statements. Actual results may differ materially from those projected in these forward-looking statements based on a number of factors and uncertainties. Additional information concerning factors that could cause actual results to differ materially is contained in the company’s most recent Form 8-K and periodic report filed with the Securities and Exchange Commission, and is incorporated by reference herein. Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here. Investors should consider non-GAAP financial measures in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP. The company, except as required by law, undertakes no obligation to update or revise its forward-looking statements whether as a result of new developments or otherwise. The call and accompanying materials are not an offer to sell or a solicitation of offers to buy any of the company’s securities. 25

| 3rd Quarter 2010 Earnings Conference Call 3 Third Quarter Overview (in millions of dollars except per share amounts) Q3 2010 Q3 2009 Change Net Sales and Revenues $6,837 $5,885 +16% Net Sales $6,224 $5,283 +18% Net Income Attributable to Deere & Company $617 $420 +47% Diluted EPS $1.44 $.99 +45% 26

| 3rd Quarter 2010 Earnings Conference Call 4 Third Quarter Overview Net Sales Equipment operations net sales: Up 18% in Q3 2010 vs. Q3 2009 Currency translation: flat Price realization: +2 points 27

| 3rd Quarter 2010 Earnings Conference Call 5 Production Tonnage* % Change Q3 2010 Actual Q3 2010 Previous Forecast Q4 2010 Forecast FY 2010 Forecast FY 2010 Previous Forecast Total Worldwide +31 +31 +53 +14 +11 Worldwide A&T +24 +25 +47 +10 +8 Worldwide C&F +96 +92 +94 +55 +45 U.S. and Canada +23 +22 +47 +9 +6 Outside U.S. and Canada +49 +55 +65 +24 +23 U.S. and Canada A&T +15 +14 +40 +3 +1 *Percentage change from same period in previous year, excluding purchased product Deere & Company Forecast as of 18 August 2010 (Previous Forecast as of 19 May 2010) 28

Deere & Company Forecast as of 18 August 2010 (Previous Forecast as of 19 May 2010) | 3rd Quarter 2010 Earnings Conference Call 6 2010 Company Outlook Fourth Quarter 2010 Forecast Net sales up ~ 32% vs. Q4 2009 Currency translation: ~ (1) point Net income attributable to Deere & Company ~ $375 million Fiscal Year 2010 Forecast Net sales up ~ 12% vs. FY 2009 Currency translation: ~ +2 points Price realization: ~ +2 points Previous forecast up 11-13% vs. FY 2009 Currency translation: ~ +3 points Price realization: ~ +1.5 points 29

| 3rd Quarter 2010 Earnings Conference Call 7 Worldwide Agriculture & Turf Third Quarter Overview (in millions of dollars) Q3 2010 Q3 2009 Change Net Sales $5,217 $4,651 +12% Operating Profit* $824 $480 +72% Production Tonnage +24% Incremental Margin ~ 61% *Operating profit impacted by: Higher shipment and production volumes Improved price realization Increased postretirement benefit costs 30

| 3rd Quarter 2010 Earnings Conference Call 8 U.S. Commodity Price Estimates 2008/09 2009/10 Forecast Previous 2009/10 2010/11 Forecast Previous 2010/11 Corn (dollars per bushel) $4.06 $3.55 $3.50 $3.90 $3.60 Wheat (dollars per bushel) $6.78 $4.87 $4.90 $5.25 $4.75 Soybeans (dollars per bushel) $9.97 $9.60 $9.50 $9.25 $8.75 Cotton (dollars per pound) $0.48 $0.63 $0.62 $0.66 $0.65 Deere & Company Forecast as of 18 August 2010 (Previous Forecast as of 19 May 2010) 31

| 3rd Quarter 2010 Earnings Conference Call 9 U.S. Farm Cash Receipts (in billions of dollars) 2009 Previous 2009 2010 Forecast Previous 2010 2011 Forecast Previous 2011 Crops 166.3 166.3 171.4 167.5 179.0 171.3 Livestock 118.8 118.8 133.3 133.0 133.0 134.6 Government Payments 12.9 12.9 12.4 12.4 11.9 11.9 Total Cash Receipts 298.0 298.0 317.1 312.9 323.9 317.8 Deere & Company Forecast as of 18 August 2010 (Previous Forecast as of 19 May 2010) 32

| 3rd Quarter 2010 Earnings Conference Call 10 European (EU-27) Economic Update Deere & Company Forecast as of 18 August 2010 General Economy Debt crises in Portugal, Italy, Ireland, Greece, and Spain have been addressed Euro has recovered from recent lows Farm Economy Crop prices have risen, allowing farmers to lock-in at attractive levels Milk prices returned to acceptable levels, but feed costs rising Input prices projected to remain above the long term average, but below peak levels of 2008 Farmers working to rebuild equity positions and diversify investments Grain storage and bio-gas competing with equipment purchases Used equipment levels remain high 33

| 3rd Quarter 2010 Earnings Conference Call 11 Russia and Eastern Europe Severe drought coupled with hot weather and fires Fires and Smoke in Russia, acquired August 4, 2010 Source: NASA Earth Observatory, http://earthobservatory.nasa.gov Heatwave in Russia, acquired July 20 - 27, 2010 Source: NASA Earth Observatory, http://earthobservatory.nasa.gov Smoke visible from John Deere Domodedovo facility Source: John Deere 34

| 3rd Quarter 2010 Earnings Conference Call 12 Farm Net Income (Loss) Brazil and Argentina Brazil (in billions of U.S. dollars) 2009 2010 Forecast Previous 2010 2011 Forecast Soybeans 2.7 1.9 1.8 2.3 Sugarcane 2.3 6.4 6.6 7.9 Other* (2.6) (3.0) (2.8) (1.1) Total 2.4 5.3 5.6 9.1 Argentina (in billions of U.S. dollars) 2009 2010 Forecast Previous 2010 2011 Forecast Total (2.5) 5.3 3.4 3.8 * Includes corn, paddy rice, and cotton Deere & Company Forecast as of 18 August 2010 (Previous Forecast as of 19 May 2010) 35

John Deere India – New Product Introduction 35 and 41 HP tractors introduced June 2010 | 3rd Quarter 2010 Earnings Conference Call 13 India Industry Tractor Sales R12 June’10 (~ 422,000 units) 5036C and 5041C tractor models Designed and developed in India specifically for the India market Cost effective Fuel efficient Standard safety features and productivity enhancements Targets the largest segment of the India tractor market Export opportunities to select markets Source: Tractor Manufacturers Association of India (TMA) 36

| 3rd Quarter 2010 Earnings Conference Call 14 Agriculture & Turf Retail Sales Industry Outlook – Fiscal 2010 U.S. and Canada Ag: Up 5-10% No change from previous forecast Western Europe Ag: Down 15-20% Previous forecast: Down 10-15% Central Europe and the CIS* countries Ag: Expected to remain under pressure No change from previous forecast South America Ag: Up 25-30% Previous forecast: Up ~ 25% U.S. and Canada turf and utility equipment: Up 10-15% Previous forecast: Up 5-10% *Commonwealth of Independent States Deere & Company Forecast as of 18 August 2010 (Previous Forecast as of 19 May 2010) 37

| 3rd Quarter 2010 Earnings Conference Call 15 Worldwide Agriculture & Turf Deere & Company Outlook Fiscal Year 2010 Forecast Net sales projected to be up ~ 8% Currency translation: ~ +2 points Previous forecast up 9-11% Currency translation: ~ +3 points Deere & Company Forecast as of 18 August 2010 (Previous Forecast as of 19 May 2010) 38

| 3rd Quarter 2010 Earnings Conference Call 16 Worldwide Construction & Forestry Third Quarter Overview (in millions of dollars) Q3 2010 Q3 2009 Change Net Sales $1,007 $632 +59% Operating Profit*/(Loss) $66 ($28) N/A Production Tonnage +96% Incremental Margin ~ 25% *Operating profit impacted by: Higher shipment and production volumes Increased postretirement benefit costs 39

U.S. Economic Indicators 2010 Forecast 2011 Forecast GDP Growth (annual percentage rate) +3.1% +2.7% Housing Starts (thousands) 638 962 Non-Residential Spending Growth (annual percentage rate) -11.7% -7.7% Government Spending Growth (annual percentage rate) -2.4% +3.9% | 3rd Quarter 2010 Earnings Conference Call 17 Worldwide Construction & Forestry Deere & Company Outlook Source: Global Insight, Calendar Year Estimates – July 2010 Fiscal Year 2010 Forecast Net sales projected to be up ~ 35% Previous forecast up ~ 30% Deere & Company Forecast as of 18 August 2010 (Previous Forecast as of 19 May 2010) 40

| 3rd Quarter 2010 Earnings Conference Call 18 Worldwide Credit Operations Credit Loss History Provision for Credit Losses / Average Owned Portfolio * Year-to-date July results annualized .49% 41 0.00% 0.50% 1.00% 1.50% 2.00% 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 *

| 3rd Quarter 2010 Earnings Conference Call 19 Past-Dues Annualized Write-offs July 2010 July 2009 Q3 2010 Q3 2009 A&T – Retail Notes 0.13% 0.18% 0.20% 0.05% C&F – Retail Notes 0.37% 0.66% 0.03% 2.27% Revolving Charge Accounts 0.97% 1.25% 2.80% 3.04% Financing Leases 0.71% 0.71% 0.18% 1.31% Total Owned 0.24% 0.37% 0.43% 0.58% Worldwide Credit Operations Owned Portfolio Past-Dues and Write-offs 42

| 3rd Quarter 2010 Earnings Conference Call 20 Worldwide Credit Operations Third Quarter 2010 Net income attributable to Deere & Company $95 million in Q3 2010 vs. $99 million in Q3 2009 Fiscal Year 2010 Forecast Net income attributable to Deere & Company of ~ $325 million Previous forecast ~ $300 million Deere & Company Forecast as of 18 August 2010 (Previous Forecast as of 19 May 2010) 43

| 3rd Quarter 2010 Earnings Conference Call 21 Consolidated Trade Receivables & Inventory (in millions of dollars) Q3 2010* Actual 2010** Forecast 2010** Previous Forecast A&T 234 675 500 C&F 219 275 200 Total, as reported 453 950 700 Total, constant exchange 444 1,150 775 * Change at 31 July 2010 vs. 31 July 2009 ** Change at 31 October 2010 vs. 31 October 2009 Deere & Company Forecast as of 18 August 2010 (Previous Forecast as of 19 May 2010) 44

| 3rd Quarter 2010 Earnings Conference Call 22 Retail Sales U.S. and Canada Ag Industry* Deere** Utility Tractors 3% double digits Row-Crop Tractors 10% in-line with industry 4WD Tractors 2% double digits Combines 7% slightly less than industry July 2010 Retail Sales and Dealer Inventories * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers *** At 31 July – in units as a % of trailing 12 months retail sales, as reported to the Association of Equipment Manufacturers Deere Dealer Inventories*** U.S. and Canada Ag 2010 2009 Row-Crop Tractors 18% 22% Combines 19% 17% 45

| 3rd Quarter 2010 Earnings Conference Call 23 July 2010 Retail Sales Western Europe Deere* Tractors double digits Combines double digits U.S. and Canada Deere Selected Turf & Utility Equipment a single digit * Based on EU Government Reporting of Registrations U.S. and Canada – Construction & Forestry Deere First-in-the-Dirt double digits Settlements double digits 46

| 3rd Quarter 2010 Earnings Conference Call 24 Material Costs and Freight Equipment Operations Third Quarter 2010 Up ~ $10 million vs. Q3 2009 Fiscal Year 2010 Forecast Down ~ $150 million vs. FY 2009 By division Agriculture & Turf ~ $175 million Construction & Forestry ~ $25 million Previous forecast down ~ $100 million vs. FY 2009 By division Agriculture & Turf ~ $125 million Construction & Forestry ~ $25 million Deere & Company Forecast as of 18 August 2010 (Previous Forecast as of 19 May 2010) 47

| 3rd Quarter 2010 Earnings Conference Call 25 Research & Development Expense Equipment Operations Third Quarter 2010 Up ~ 5% vs. Q3 2009 Currency translation: ~ (2) points Fiscal Year 2010 Forecast Up ~ 10% vs. FY 2009 Previous forecast up ~ 13% vs. FY 2009 Deere & Company Forecast as of 18 August 2010 (Previous Forecast as of 19 May 2010) 48

| 3rd Quarter 2010 Earnings Conference Call 26 Pension and OPEB Expense Third Quarter 2010 Up ~ $100 million vs. Q3 2009 Fiscal Year 2010 Forecast Up ~ $350 million vs. FY 2009 Change by category COS ~ $275 million (previous forecast ~ $300 million) SA&G ~ $75 million (previous forecast ~ $50 million) Change by division A&T ~ $275 million C&F ~ $75 million No change from previous forecast Fourth Quarter 2010 Forecast Up ~ $70 million vs. Q4 2009 Deere & Company Forecast as of 18 August 2010 (Previous Forecast as of 19 May 2010) 49

Selling, Administrative & General Expense
Equipment Operations

Third Quarter 2010
- Up ~ 17% vs. Q3 2009
  - Variable incentive compensation: ~ +8 points
  - Pension and OPEB expense: ~ +3 points

Fiscal Year 2010 Forecast
- Up ~ 9% vs. FY 2009
  - Variable incentive compensation: ~ +5 points
  - Pension and OPEB expense: ~ +2 points
  - Currency translation: ~ +1 point
- Previous forecast up ~ 9% vs. FY 2009
  - Variable incentive compensation: ~ +4 points
  - Pension and OPEB expense: ~ +2 points
  - Currency translation: ~ +2 points

Deere & Company Forecast as of 18 August 2010 (Previous Forecast as of 19 May 2010)

27 | 3rd Quarter 2010 Earnings Conference Call

50

JOHN DEERE

| 3rd Quarter 2010 Earnings Conference Call 28 Income Taxes Equipment Operations Third Quarter 2010 Effective tax rate of ~34% Fiscal Year 2010 Forecast Projected effective tax rate, as reported ~ 40% Tax expense related to U.S. health-care legislation ~ 6% ~ $130 million, recognized in second quarter 2010 Projected effective tax rate, as adjusted ~ 34% NOTE: Due to the magnitude of the amount for the item listed above, management believes the above additional supplemental data provides valuable insight into the operating performance for fiscal year 2010. Management believes this presentation will enhance the reader’s understanding of the impact of this item on Deere & Company’s performance during the year. Management does not intend this presentation to be considered in isolation of or as a substitute for the related measures under GAAP. Deere & Company Forecast as of 18 August 2010 (Previous Forecast as of 19 May 2010) 51

| 3rd Quarter 2010 Earnings Conference Call 29 Continued Strong Operating Performance Equipment Operations Cash Flows from Operations Fiscal Year 2008: $2.4 billion Fiscal Year 2009: $1.4 billion Fiscal Year 2010 Forecast: ~ $2.4 billion Previous forecast: ~ $2.5 billion Deere & Company Forecast as of 18 August 2010 (Previous Forecast as of 19 May 2010) 52

| 3rd Quarter 2010 Earnings Conference Call 30 Share Repurchase As Part of Publicly Announced Plans Actual Shares Repurchased* (in millions) Total $ Amount (in billions) 2004 5.9 $0.2 2005 27.7 $0.9 2006 34.0 $1.3 2007 25.7 $1.5 2008 21.2 $1.7 2009 0.0 $0.0 2010 YTD 1.7 $0.1 Total 116.2 $5.7 Cumulative cost of repurchases since 2004: $5.7 billion Balance remaining on May 2007 40-million share authorization: 12.0 million May 2008 share authorization: $5.0 billion 31 July 2010 period ended shares: 423.9 million * All shares adjusted for two-for-one stock split effective 26 November 2007 53

| 3rd Quarter 2010 Earnings Conference Call 31 Other Information Fiscal Year 2010 Forecast Equipment Operations Capital Expenditures ~ $850 million Previous forecast ~ $900 million Depreciation and Amortization ~ $550 million No change from previous forecast Pension/OPEB Contributions ~ $700 million Previous forecast ~ $600 million Deere & Company Forecast as of 18 August 2010 (Previous Forecast as of 19 May 2010) 54

| 3rd Quarter 2010 Earnings Conference Call 32 Appendix 55

Supplemental Data – Fiscal 2009

	FY 2009 (millions)	FY 2009 Diluted EPS
Net income attributable to Deere & Company, as reported	$ 873.5	$ 2.06
Expenses related to:		
Goodwill impairment	274.2	0.65
Voluntary employee-separation program	57.6	0.13
Net income attributable to Deere & Company, as adjusted	$ 1,205.3	$ 2.84
Closure of facility in Welland, ON, Canada	30.0	0.07
Net income attributable to Deere & Company, as adjusted	$ 1,235.3	$ 2.91

NOTE: Due to the magnitude of the amounts for the items listed above, management believes the above additional supplemental data provides valuable insight into the operating performance for fiscal year 2009. Management believes this presentation will enhance the reader's understanding of the impact of these items on Deere & Company's performance during the year. Management does not intend this presentation to be considered in isolation of or as a substitute for the related measures under GAAP.

33 | 3rd Quarter 2010 Earnings Conference Call
56
JOHN DEERE

| 3rd Quarter 2010 Earnings Conference Call 34 U.S. Farm Prices Source: Actual Data: USDA Forecast Data: Deere & Company Forecast as of 18 August 2010 57 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 Wheat Corn Soybeans

| 3rd Quarter 2010 Earnings Conference Call 35 World Farm Fundamentals Global Stocks-To-Use Ratios Corn Wheat Soybeans Source: USDA - 12 August 2010 Cotton 58

| 3rd Quarter 2010 Earnings Conference Call 36 U.S. Net Farm Cash Income (in billions of dollars) 2009 Previous 2009 2010 Forecast Previous 2010 2011 Forecast Previous 2011 Total Cash Receipts 298.0 298.0 317.1 312.9 323.9 317.8 Other Cash Income 20.7 20.7 21.6 21.6 22.5 22.5 Gross Cash Income 318.7 318.7 338.7 334.5 346.4 340.3 Cash Expenses (247.8) (247.8) (253.0) (253.0) (261.0) (260.0) Net Cash Income 70.9 70.9 85.7 81.5 85.4 80.3 Deere & Company Forecast as of 18 August 2010 (Previous Forecast as of 19 May 2010) 59

| 3rd Quarter 2010 Earnings Conference Call 37 July 2010 July 2009 A&T – Retail Notes* 1.62% 1.59% C&F – Retail Notes 2.39% 1.17% Revolving Charge Accounts 0.05% 0.04% Financing Leases 2.57% 2.55% Total Owned Non-Performing Receivables** 1.24% 1.23% * As of 31 July 2010 and 2009, Brazil non-performing receivables represent 1.11% and 1.25% of the total worldwide A&T retail note portfolio respectively. ** As of 31 July 2010 and 2009, Brazil non-performing receivables represent 0.59% and 0.65% of the total worldwide Credit operations portfolio respectively. Worldwide Credit Operations Owned Portfolio Non-Performing Receivables 60

| 3rd Quarter 2010 Earnings Conference Call 38 Past-Dues Annualized Write-offs July 2010 July 2009 Q3 2010 Q3 2009 A&T – Retail Notes 0.14% 0.20% -0.02% 0.04% C&F – Retail Notes 0.36% 0.69% -0.07% 2.59% Revolving Charge Accounts 0.95% 1.26% 2.87% 3.12% Financing Leases 1.52% 1.48% -0.41% 0.41% Total Owned 0.25% 0.40% 0.33% 0.59% John Deere Capital Corporation Owned Portfolio Past-Dues and Write-offs 61

| 3rd Quarter 2010 Earnings Conference Call 39 July 2010 July 2009 A&T – Retail Notes 0.56% 0.35% C&F – Retail Notes 2.70% 1.29% Revolving Charge Accounts 0.04% 0.04% Financing Leases 4.15% 3.77% Total Owned Non-Performing Receivables 0.68% 0.59% John Deere Capital Corporation Owned Portfolio Non-Performing Receivables 62

Deere’s fourth quarter 2010 conference call is scheduled for 9:00 a.m. central time on Wednesday, November 24, 2010 63